UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A No. 1
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 30, 2010

ACORN ENERGY, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	0-19771	22-2786081
(State or Other Jurisdiction	(Commission file Number)	(IRS Employer
of Incorporation)		Identification No.)

4 West Rockland Road, Montchanin, Delaware	19710
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (302) 656-1707

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

On May 4, 2010, Acorn Energy, Inc. (the “Company”) filed a Current Report on Form 8-K in connection with the completion of the acquisition (the “Acquisition”) of Decision Dynamics Technology Ltd (“Decision Dynamics”) by the Company’s wholly owned Coreworx Inc. subsidiary.  This Current Report on Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by the Company on May 4, 2010 solely to include the financial information described in Item 9.01 below that was previously omitted in accordance with Item 9.01(a) and Item 9.01(b) of Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The following financial statements are included in this report:

(i)
audited consolidated balance sheet of Decision Dynamics as of December 31, 2009 and the related consolidated statements of loss and deficit, and consolidated statement of cash flows for the year then ended and notes thereto; and

(ii)
unaudited consolidated balance sheet of Decision Dynamics as of March 31, 2010 and the related consolidated statements of loss and deficit, and consolidated statement of cash flows for the three-month periods ended March 31, 2010 and 2009 and notes thereto.

(b)	Pro Forma Financial Information

The unaudited pro forma balance sheet as of March 31, 2010 included in this Report assumes that the Acquisition occurred on March 31, 2010. The unaudited condensed consolidated pro forma statements of operations of the Company for the 12 months ended December 31, 2009 and for the three months ended March 31, 2010 included in this Report assume the Acquisition occurred on January 1, 2009 and January 1, 2010, respectively.

The unaudited pro forma condensed consolidated financial statements presented herein are based on the historical financial statements of the Company included with the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 and the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2010 as filed with the Securities and Exchange Commission and should be read in conjunction therewith. In the opinion of management, all adjustments have been made that are necessary to present fairly the pro forma data.

Such statements are presented for illustrative purposes only and are not necessarily indicative of the operating results that would have been achieved if the acquisition of Decision Dynamics had occurred on the dates specified, nor are they indicative of the Company’s future operating results.

(d)	Exhibits

Exhibits	Description

23.1	Consent of KPMG LLP
99.1	Audited Financial Statements of Decision Dynamics as of December 31, 2009 and for the year then ended
99.2	Unaudited Financial Statement of Decision Dynamics as of March 31, 2010 and 2009 and for each of the three months then ended
99.3
Unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company as of March 31, 2010 and Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2009 and the three months ended March 31, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 14th day of July, 2010.

ACORN ENERGY, INC.

By: /s/ Joe Cogdell
Name: Joe Cogdell
Title: Secretary and General Counsel